Asset Backed Securities Portfolio Analysis
Encore
2005-4
All records
3,931 records

Selection Criteria: All records
Table of Contents
  LTV FICO (Fixed)
  LTV FICO (ARM)
  State
  Summary
  FICO
  CLTV
  DTI

1. LTV FICO (Fixed)

LTV FICO (Fixed)	LTV below or equal to 60	LTV 60.01 to 65.00	LTV 65.01 to 70.00	LTV 70.01 to 75.00	LTV 75.01 to 80.00	LTV 80.01 to 85.00	LTV 85.01 to 90.00	LTV 90.01 to 95.00	LTV 95.01 to 100.00
500 - 519	31.94	9.33	19.80	0.00	26.34	12.59	0.00	0.00	0.00
520 - 539	26.91	8.62	15.42	0.00	28.20	20.84	0.00	0.00	0.00
540 - 559	25.83	5.40	10.48	8.51	18.48	20.12	11.17	0.00	0.00
560 - 579	33.60	6.14	3.86	19.44	18.53	11.28	7.15	0.00	0.00
580 - 599	19.21	5.05	5.20	11.84	17.89	15.85	17.61	7.36	0.00
600 - 619	16.03	10.34	12.93	12.07	11.38	8.53	21.88	4.19	2.65
620 - 639	12.99	8.11	7.23	11.11	17.82	9.90	9.28	16.24	7.31
640 - 659	14.55	6.33	6.45	16.80	17.55	10.59	12.90	9.20	5.62
660 - 679	9.76	3.84	15.98	11.28	16.91	16.84	16.60	8.02	0.76
680 - 699	11.49	11.07	18.73	5.09	18.66	14.08	6.15	10.20	4.51
700 - 719	11.94	4.33	3.11	10.50	17.19	12.33	33.19	3.21	4.20
720 - 739	6.22	4.35	19.54	12.85	13.16	17.82	18.61	4.59	2.88
740 - 759	27.90	3.48	2.94	6.61	20.54	23.42	4.23	5.26	5.61
760 - 779	15.36	3.34	15.57	10.60	14.22	20.89	12.58	2.23	5.21
780 - 799	27.79	0.00	0.00	12.23	14.98	0.00	16.37	28.64	0.00
800 >=	47.72	0.00	0.00	9.82	0.00	0.00	0.00	0.00	42.46
Total:	15.14	6.32	10.58	11.19	16.85	13.80	14.75	7.57	3.81

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2. LTV FICO (ARM)

LTV FICO (ARM)	LTV below or equal to 60	LTV 60.01 to 65.00	LTV 65.01 to 70.00	LTV 70.01 to 75.00	LTV 75.01 to 80.00	LTV 80.01 to 85.00	LTV 85.01 to 90.00	LTV 90.01 to 95.00	LTV 95.01 to 100.00
500 - 519	17.51	12.29	19.52	16.91	23.87	8.22	1.70	0.00	0.00
520 - 539	16.71	10.28	17.53	12.30	20.76	16.92	5.23	0.28	0.00
540 - 559	12.52	4.76	11.09	12.37	23.28	19.20	16.51	0.26	0.00
560 - 579	6.81	6.88	8.78	10.09	19.33	21.54	21.09	5.49	0.00
580 - 599	4.86	4.09	6.74	8.67	22.79	17.42	29.44	4.93	1.07
600 - 619	10.99	2.19	5.62	6.66	13.95	16.02	27.37	13.49	3.71
620 - 639	4.01	5.08	3.80	5.39	17.83	16.13	30.06	14.23	3.47
640 - 659	4.80	4.45	4.94	3.75	14.71	19.50	28.60	15.63	3.60
660 - 679	6.43	3.23	5.03	5.24	17.33	15.71	23.25	20.64	3.14
680 - 699	5.41	2.77	4.81	5.83	16.50	13.48	24.51	21.27	5.42
700 - 719	3.05	1.82	0.00	9.23	17.35	13.53	21.81	23.48	9.73
720 - 739	11.36	4.77	3.92	0.40	27.35	13.41	21.91	14.93	1.95
740 - 759	7.43	3.97	0.00	0.00	24.00	13.82	34.28	15.43	1.06
760 - 779	4.80	6.78	2.50	15.46	9.53	8.40	18.32	21.42	12.78
780 - 799	33.23	5.53	7.68	0.00	4.22	0.00	3.53	45.82	0.00
800 >=	54.12	0.00	0.00	0.00	10.49	0.00	35.39	0.00	0.00
Total:	8.86	5.33	7.92	8.42	19.25	16.53	21.65	9.83	2.21

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3. State

State	FICO < 500	FICO 500-519	FICO 520-539	FICO 540-559	FICO 560-579	FICO > = 580
Alabama	0.00	15.00	0.00	7.84	31.20	45.97
Arizona	0.00	12.19	9.45	4.93	11.00	62.43
Arkansas	0.00	0.00	17.89	0.00	0.00	82.11
California	0.00	4.96	7.03	8.99	9.84	69.18
Colorado	0.00	4.79	10.40	0.00	16.97	67.84
Connecticut	0.00	2.91	10.02	18.13	14.11	54.82
Delaware	0.00	0.00	0.00	12.95	11.34	75.72
Florida	0.00	4.40	8.13	8.50	12.95	66.03
Georgia	0.00	1.49	6.55	18.44	10.31	63.21
Hawaii	0.00	10.19	9.38	31.93	0.00	48.50
Idaho	0.00	0.00	0.00	0.00	0.00	100.00
Illinois	0.00	3.48	4.84	5.57	8.50	77.62
Indiana	0.00	2.94	14.69	6.95	4.12	71.30
Iowa	0.00	0.00	0.00	5.52	0.00	94.48
Kansas	0.00	0.00	0.00	69.34	0.00	30.66
Kentucky	0.00	0.00	14.60	15.13	0.00	70.27
Louisiana	0.00	0.00	0.00	0.00	47.69	52.31
Maine	0.00	0.00	0.00	0.00	11.82	88.18
Maryland	0.00	4.60	9.45	9.67	14.22	62.06
Massachusetts	0.00	1.87	8.95	11.89	0.00	77.28
Michigan	0.00	3.91	5.07	14.66	13.67	62.69
Minnesota	0.00	2.12	7.93	8.00	12.88	69.07
Mississippi	0.00	6.18	0.00	0.00	0.00	93.82
Missouri	0.00	6.76	18.23	14.67	3.72	56.63
Montana	0.00	0.00	0.00	0.00	0.00	100.00
Nebraska	0.00	0.00	0.00	0.00	0.00	100.00
Nevada	0.00	6.77	10.63	6.94	6.22	69.44
New Hampshire	0.00	4.47	24.29	0.00	20.34	50.89
New Jersey	0.00	4.30	9.65	13.00	18.84	54.20
New Mexico	0.00	18.93	23.06	0.00	17.34	40.67
New York	0.00	1.67	4.88	8.57	5.53	79.35
North Carolina	0.00	2.47	16.79	2.78	15.67	62.30
North Dakota	0.00	100.00	0.00	0.00	0.00	0.00
Ohio	0.00	1.96	6.86	16.50	12.05	62.64
Oklahoma	0.00	0.00	0.00	0.00	7.66	92.34
Oregon	0.00	7.66	0.00	4.35	9.85	78.15
Pennsylvania	0.00	1.19	7.56	12.72	15.46	63.08
Rhode Island	0.00	12.92	0.00	4.38	22.34	60.36
South Carolina	0.00	5.78	7.95	3.73	17.29	65.25
Tennessee	0.00	7.95	9.39	8.02	10.35	64.29
Texas	0.00	2.71	17.24	3.31	13.30	63.44
Utah	0.00	0.00	0.00	0.00	0.00	100.00
Washington	0.00	16.78	15.44	14.06	0.00	53.72
Virginia	0.00	7.45	9.33	9.94	11.02	62.26
West Virginia	0.00	11.81	3.55	13.75	8.78	62.11
Wisconsin	0.00	3.17	10.13	20.68	8.81	57.21
Wyoming	0.00	0.00	0.00	0.00	0.00	100.00
Washington DC	0.00	1.90	17.27	15.67	9.32	55.84
Total:	0.00	4.76	7.71	9.24	10.54	67.76

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4. Summary

Minimum FICO: 500
Minimum FICO (Stated Doc): 500

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5. FICO

FICO	% of Pool	Wtd Average CLTV	CLTV above 80%	CLTV above 90%	% Full Doc	% Owner Occ	% Refi-CashOut	% Grade < B	WAC	% Below 100K	% Above 500K	% IO	Wtd Avg DTI	DTI > 45%
500 - 519	4.76	70.33	9.97	0.00	70.43	98.65	92.36	17.42	8.54	7.67	0.00	0.00	43.28	52.44
520 - 540	7.91	72.49	24.73	0.64	61.03	99.04	90.61	14.85	8.20	5.68	0.00	0.00	42.00	41.70
541 >=	87.33	80.41	54.09	15.32	51.24	95.43	80.59	2.53	7.22	3.19	4.23	21.30	41.00	39.24
Total:	100.00	79.31	49.67	13.43	52.92	95.87	81.94	4.22	7.36	3.60	3.70	18.60	41.19	40.06

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6. CLTV

CLTV	% of Pool	Wtd Average CLTV	CLTV above 80%	CLTV above 90%	% Full Doc	% Owner Occ	% Refi-CashOut	% Grade < B	WAC	% Below 100K	% Above 500K	% IO	Wtd Avg DTI	DTI > 45%
<= 85.00	66.19	72.73	23.96	0.00	52.58	95.01	89.35	6.37	7.24	4.23	4.00	15.42	41.06	40.04
85.01 - 90.00	20.38	89.51	100.00	0.00	52.59	96.15	76.55	0.00	7.51	2.08	4.87	25.43	41.34	39.70
90.01 - 95.00	9.59	94.78	100.00	100.00	52.90	99.67	63.20	0.00	7.74	2.14	0.63	26.56	41.36	39.47
95.01 - 100.00	3.84	99.82	100.00	100.00	60.70	99.58	29.68	0.00	7.68	4.34	0.00	17.36	42.16	43.75
Total:	100.00	79.31	49.67	13.43	52.92	95.87	81.94	4.22	7.36	3.60	3.70	18.60	41.19	40.06

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7. DTI

DTI	% of Pool	Wtd Average CLTV	CLTV above 80%	CLTV above 90%	% Full Doc	% Owner Occ	% Refi-CashOut	% Grade < B	WAC	% Below 100K	% Above 500K	% IO	Wtd Avg DTI	DTI > 45%
<= 40.00	37.63	78.28	48.18	12.07	54.86	94.59	81.39	4.20	7.31	5.60	4.41	20.43	32.37	0.00
40.01 - 45.00	22.38	79.94	50.54	15.29	44.53	97.76	80.78	3.88	7.35	2.48	3.86	23.26	42.57	0.33
45.01 - 50.00	31.62	81.01	55.34	15.69	49.01	95.69	81.98	3.00	7.42	1.70	2.84	16.54	47.76	100.00
50.01 >=	8.37	75.79	32.61	6.04	81.47	97.24	87.39	9.76	7.37	4.68	3.32	5.67	52.29	100.00
Total:	100.00	79.31	49.67	13.43	52.92	95.87	81.94	4.22	7.36	3.60	3.70	18.60	41.19	40.06

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